UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

DEEP GREEN WASTE & RECYCLING, INC.
(Name of Registrant as Specified in Its Charter)

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DEEP GREEN WASTE & RECYCLING, INC.

260 Edwards Plaza, #21266

Saint Simons Island, GA 31522

Dear Stockholders:

This Notice and the accompanying Information Statement are being furnished to the holders (“Stockholders”) of shares of common stock, par value $0.0001 of Deep Green Waste & Recycling, Inc. (the “Common Stock”), a Wyoming corporation (the “Company”), in connection with an action taken by the holders of a majority of the issued and outstanding voting stock (the “Majority Consenting Stockholders”), which action was approved by written consent on March 25, 2022 (the “Stockholder Consent”), to:

(i) approve an Amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 500,000,000 to 1,000,000,000 (the “Authorized Share Amendment”). (A copy of the form of the Authorized Share Amendment is attached as Appendix A to this Information Statement).

This Information Statement is being sent to you for information purposes only, and you are not required to take any action. Please read the attached Information Statement carefully. It describes the essential terms of the increase in authorized shares of Common Stock and the actions to be taken with respect thereto. Additional information about the Corporation is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). The Corporation’s reports filed with the SEC, their accompanying exhibits and other documents filed with the SEC may be obtained on the SEC’s website at www.sec.gov.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders in accordance with Rule 14c-2 promulgated under the Exchange Act of the action described above before it takes effect. This letter is the notice required by WBCA Section 17-16-704.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF OUR VOTING STOCK HAVE VOTED TO AUTHORIZE THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

Please feel free to call us at (833) 304-7336 should you have any questions on the enclosed Information Statement.

For the Board of Directors of
DEEP GREEN WASTE & RECYCLING, INC.

Date: March 29, 2022	By:	/s/ Bill Edmonds
Bill Edmonds
Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

DEEP GREEN WASTE & RECYCLING, INC.

260 Edwards Plaza, #21266

Saint Simons Island, GA 31522

INFORMATION STATEMENT

(Preliminary)

March __, 2022

GENERAL INFORMATION

Deep Green Waste & Recycling, Inc. (the “Company,” “we,” “us” or “our”) is furnishing this Information Statement to you to provide a description of actions taken by our board of directors (the “Board”) on March 17, 2022 and by the holders of our common stock, par value $0.0001 per share (“Common Stock”) (the “Majority Stockholders”), in accordance with the relevant sections of our articles of incorporation, our bylaws and the Wyoming Business Corporation Act (the “WBCA”).

This Information Statement is being mailed on or about March __, 2022 to stockholders of record on March 24, 2022 (the “Record Date”). This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), before such action takes effect. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF OUR VOTING STOCK HAVE VOTED TO AUTHORIZE THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

OUTSTANDING VOTING SECURITIES

General

Our authorized capital stock consists of 500,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. As of March 24, 2022 (the “Record Date”), we had issued and outstanding 406,333,999 shares of Common Stock and 31,000 shares of Preferred Stock.

The number of voting shares outstanding excludes shares of Common Stock issuable upon conversion of outstanding Convertible Notes.

The WBCA provides in substance that unless our Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

Common Stock

Holders of the Company’s Common Stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of Common Stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of Common Stock voting for the election of directors can elect all of the directors. Holders of the Company’s Common Stock representing a majority of the voting power of the Company’s capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of the Company’s outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Company’s articles of incorporation.

Holders of the Company’s Common Stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. The Company’s Common Stock has no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Company’s Common Stock.

Preferred Stock

Holders of the Company’s Series B Preferred Stock (“Series B”) shall not be entitled to receive dividends, nor shall dividends be paid on Common Stock or any other Series of Preferred Stock while Series B shares are outstanding. The holders of Series B shall be entitled to vote on all matters submitted to a vote of the Shareholders of the Company. The holders of the Series B shall be entitled to twenty thousand (20,000) votes per one share of Series B held. Upon the availability of a sufficient number of authorized but unissued and unreserved shares of common stock, the holders of any Series B shall be entitled to convert such shares in to fully paid and non-assessable shares of Common Stock at the following conversion feature: the Conversion Price for each share of Series B in effect on any Conversion Date shall be (i) eighty five percent (85%) of the average closing bid price of the Common Stock over the twenty (20) trading days immediately preceding the date of conversion, (ii) but no less than Par Value of the Common Stock. For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. Any conversion shall be for a minimum Stated Value of $500.00 of Series B shares.

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If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Corporation’s assets in one transaction or in a series of related transactions (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities and Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders of shares of Series B shall have received the Liquidation Preference (as defined below) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series B and Holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series B and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The number of authorized shares constituting the Series B is One Hundred Thousand (100,000) shares.

Required Vote

The Common Stock and the Series B are the only classes of outstanding voting stock of the Company. As of March 24, 2022, there were 406,333,999 shares of Common Stock and 31,000 shares of Series B issued and outstanding. On March 25, 2022, the following holders of shares of the Common Stock and Series B, representing 71.19% of the outstanding voting power of the Company (the “Majority Stockholders”), executed the written consent of the Majority Stockholders approving the Corporate Actions (the (the “Approval Date”):

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series B Preferred Stock held (1)	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions (2)	Percentage of the Voting Equity that Voted in favor of the Corporate Actions
Lloyd Spencer	14,327,379	0	14,327,379	14,327,379	1.40%
Bill Edmonds	75,544,714	31,000	695,544,714	695,544,714	67.77%
David Bradford	20,807,041	0	20,807,041	20,807,041	2.03%
Total	110,679,134	31,000	730,679,134	730,679,134	71.19%

(1)	The holders of Series B Preferred shall be entitled to vote on all matters submitted to a vote of the Shareholders of the Company. The holders of the Series B shall be entitled to twenty thousand (20,000) votes per one share of Series B held for a total of 620,000,000 votes.

(2)	Based on 1,026,333,999 shares of Common Stock entitled to vote, including the number of shares of Common Stock entitled to vote under the Series B Preferred.

Since the Board and Majority Stockholders voted in favor of the Corporate Actions, all corporate actions necessary to authorize the Corporate Actions have been taken. In accordance with Rule 14c-2 of the Exchange Act, the Corporate Actions will be effective no earlier than twenty (20) days after this Information Statement has been sent or made available to our shareholders, which date of effectiveness is estimated to be April 18, 2022 (the “Effective Date”). The increase in the authorized number of shares of Common Stock will become effective upon the filing of the Authorized Share Amendment with the Secretary of State of the State of Wyoming after the Effective Date.

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Costs of the Information Statement

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitations. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock and Series B held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

General Description of Corporate Actions:

ITEM 1:

AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK

On March 17, 2022, the Board unanimously approved the Authorized Share Amendment to increase the number of authorized shares of Common Stock of the Company from 500,000,000 to 1,000,000,000 with the Board maintaining the discretion of whether or not to implement the increase in authorized shares of Common. On March 25, 2022, the Majority Stockholders delivered an executed written consent in lieu of a special meeting (the “Stockholder Consent”) authorizing and approving the Authorized Share Amendment and the increase in authorized shares of Common Stock.

The Board will effect the increase in authorized shares of Common Stock, if at all, by filing the Authorized Share Amendment with the Wyoming Secretary of State, which will occur no sooner than 20 calendar days after the date this Information Statement has been mailed to stockholders. After such 20-day period, the Board has the authority to effect the increase in authorized shares of Common Stock at any time prior to the one-year anniversary of the date of the Stockholder Consent. A form of the Authorized Share Amendment is attached to this Information Statement as Appendix A. No further action on the part of our stockholders is required to authorize or effect the increase in authorized shares of Common Stock.

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Under the WBCA and our articles of incorporation and bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock, having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, consent to such action in writing. Under the WBCA, the Amendment and the increase in authorized shares of Common Stock require the approval of the holders of a majority of the outstanding securities.

Our Board unanimously approved the Authorized Share Amendment, subject to stockholder approval, and on March 25, 2022 the holders of approximately 71.19% of the voting shares of Common and Preferred Stock executed and delivered to us the Stockholder Consent approving the increase in authorized shares of Common Stock.

Accordingly, we have obtained all corporate approval required for the Authorized Share Amendment and the increase in authorized shares of Common Stock. We do not require and we are not seeking any further consent to the Authorized Share Amendment and the increase in authorized shares of Common Stock. This Information Statement is furnished solely for the purposes of advising stockholders of the approval of the Authorized Share Amendment and giving stockholders notice of the Authorized Share Amendment, as required by the WBCA and the Exchange Act.

Reason for Increase in Authorized Capital

In order to permit us to raise capital or issue our Common Stock for other business purposes, we need to have available unissued but authorized shares of common stock and therefore need to increase the number of shares of our Common Stock authorized for issuance.

As a result of the increase in authorized Common Stock, the Company will be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, and effecting stock splits or stock dividends. The Company has reserved a significant number of shares of its Common Stock for conversion of outstanding principal and interest on its convertible notes.

Effects of Increase

In general, the issuance of any new shares of Common Stock will cause immediate dilution to the Company’s existing stockholders, may affect the amount of any dividends paid to such stockholders and may reduce the share of the proceeds of the Company that they would receive upon liquidation of the Company. Another effect of increasing the Company’s authorized Common Stock may be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company’s outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company, even if such party is offering a significant premium over the current market price of the Common Stock. Such an issuance of shares of Common Stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this resolution was not presented with the intent that the increase in the Company’s authorized Common Stock be utilized as an anti-takeover measure.

The increase in the number of authorized shares of the Company’s Common Stock from 500,000,000 shares to 1,000,000,000 shares was approved by shareholders holding a majority of the voting rights.

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No appraisal rights

Under the WBCA, stockholders are not entitled to appraisal rights with respect to the Authorized Share Amendment to increase in authorized shares of Common Stock and we will not independently provide stockholders with any such right.

Effective date of the increase in authorized shares of Common and Preferred stock

The Board will effect the increase in authorized shares of Common Stock, if at all, by filing the Authorized Share Amendment with the Wyoming Secretary of State, which will occur no sooner than 20 calendar days after the date this Information Statement has been mailed to stockholders. After such 20-day period, the Board has the authority to effect the increase in authorized shares of Common Stock at any time prior to the one-year anniversary of the date of the Stockholder Consent. Our Board may also abandon the increase in authorized shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 24, 2022, with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to our directors and executive officers, is based on a review of statements filed with the Securities and Exchange commission (the “Commission”) pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock.

The number of shares of common stock beneficially owned by each person is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

The table below shows the number of shares beneficially owned as of March 24, 2022 by each of our individual directors and executive officers, by other holders of 5% or more of the outstanding stock and by all our current directors and executive officers as a group.

The percentage of beneficial ownership is based on 406,333,999 shares of our Common Stock outstanding and excludes:

●	An indeterminate number of shares of Common Stock to be issued upon conversion of the Company’s 31,000 shares of Series B Convertible Preferred Stock;
●	An indeterminate number of shares of Common Stock to be issued upon conversion of the October 14, 2021 BHP Capital NY Inc. and Quick Capital, LLC Secured Convertible Promissory Notes; and
●	133,333,334 shares of Common Stock to be issued upon exercise of the Warrants issued in connection with the October 14, 2021 BHP Capital NY Inc. and Quick Capital, LLC financing.

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	Common Stock
	Beneficially	Percentage of
Name of Beneficial Owner (1)	Owned	Common Stock (2)
Lloyd Spencer (3)(4)	14,327,379	3.53%
Bill Edmonds (5)(6)	75,544,714	18.59%
David Bradford (7)(8)	20,807,041	5.12%

Officers and Directors as a Group	110,769,134	27.24%

*	Equals less than 1%

(1)	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants, or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of March 24, 2022 are deemed outstanding for computing percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any person. Percentages are based on a total of shares of Common Stock outstanding on March 24, 2022, and the shares issuable upon exercise of options, warrants exercisable, and debt convertible on or within 60 days of March 24, 2022.

(2)	The number of shares of Common Stock outstanding used in computing the percentages is 406,333,999.

(3)	Included within Lloyd Spencer’s beneficial ownership includes 14,327,379 shares of Common Stock.

(4)	The address for Mr. Spencer is 260 Edwards Plaza, #21266, Saint Simons Island, GA 31522.

(5)	Included within Bill Edmonds’ beneficial ownership includes 75,544,714 shares of Common Stock.

(6)	The address for Mr. Edmonds is 260 Edwards Plaza, #21266, Saint Simons Island, GA 31522.

(7)	Included within David Bradford’s beneficial ownership includes 20,807,041 shares of Common Stock.

(8)	The address for Mr. Bradford is 260 Edwards Plaza, #21266, Saint Simons Island, GA 31522.

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	Series B
	Preferred Stock	Percentage of
	Beneficially	Series B
Name of Beneficial Owner	Owned (1)	Preferred Stock (2)
Bill Edmonds (3)	31,000	100.00%

Total	31,000	100.00%

(1)	The holders of the Series B shall not be entitled to receive dividends, nor shall dividends be paid on common stock or any other Series of Preferred Stock while Series B shares are outstanding. The holders of Series B shall be entitled to vote on all matters submitted to a vote of the Shareholders of the Company. The holders of the Series B shall be entitled to twenty thousand (20,000) votes per one share of Series B held. Upon the availability of a sufficient number of authorized but unissued and unreserved shares of common stock, the holders of any Series B shall be entitled to convert such shares in to fully paid and non-assessable shares of Common Stock at the following conversion feature: the Conversion Price for each share of Series B in effect on any Conversion Date shall be (i) eighty five percent (85%) of the average closing bid price of the Common Stock over the twenty (20) trading days immediately preceding the date of conversion, (ii) but no less than Par Value of the Common Stock. For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. Any conversion shall be for a minimum Stated Value of $500.00 of Series B shares.

(2)	The number of shares of Series B outstanding used in computing the percentage is 31,000.

(3)	The address for Bill Edmonds is 260 Edwards Plaza, #21266, Saint Simons Island, GA 31522.

RELATED PARTY TRANSACTIONS

During the period January 1, 2018 to August 7, 2018 (the date of Deep Green’s cessation of its waste recycling business), Deep Green used an entity controlled by Deep Green’s then Chief Executive Officer as a subcontractor to service certain customers of Deep Green. Charges to cost of revenues from this related party totaled $29,190 for the year ended December 31, 2018. At December 31, 2021 and December 31, 2020, Deep Green had an account payable to this entity of $57,600 and $57,600, respectively.

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FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results, our objectives, the amount and timing of the contemplated initial public offering of our Common Stock. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”), with the SEC. Reports and other information we file with the SEC can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We may send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of this Information Statement, to us at 260 Edwards Plaza, #21266, Saint Simons Island, GA 31522, telephone: (833) 304-7336.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may mail notification to, or call us at, our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

This Information Statement is provided to the holders of Common Stock only for information purposes in connection with the actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

MISCELLANEOUS MATTERS

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

This Information Statement is being mailed on or about March __, 2022 to all stockholders of record as of the Record Date. You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Authorized Share Amendment will not be filed with the Secretary of State of the State of Wyoming and the increase in authorized shares of Common Stock will not become effective until at least 20 calendar days after the mailing of an Information Statement to stockholders entitled to receive same.

By Order of the Board of Directors
DEEP GREEN WASTE & RECYCLING, INC.

Date: March 29, 2022	/s/ Bill Edmonds
Bill Edmonds
Chief Executive Officer

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APPENDIX A

PROFIT CORPORATION
ARTICLES OF AMENDMENT

OF
DEEP GREEN WASTE & RECYCLING, INC.

Deep Green Waste & Recycling, Inc., a Wyoming corporation (the “Corporation”), hereby certifies as follows:

1. The Articles of Incorporation are hereby amended to replace Article III in its entirety with the following:

Article III

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is One billion and five million (1,005,000,000) shares, consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock," with all of such shares having a par value of $.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is one billion (1,000,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is five million (5,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 2 of this Article III.

Section 3. Preferred Stock. The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights, may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section “fact or event” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

1.	This Amendment does not provide for an exchange, reclassification, or cancellation of issued shares.

2.	This Amendment was duly adopted on March 25, 2022.

3.	This Amendment was adopted in accordance with W.S. 17-16-821 of the Business Corporation Act of the State of Wyoming by the Board of Directors of the Corporation by written consent in lieu of a meeting and in accordance with W.S. 17-16-704 of the Business Corporation Act of the State of Wyoming by affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote thereon by written consent in lieu of a meeting.

IN WITNESS WHEREOF, the Corporation has caused Articles of Amendment of the Articles of Incorporation to be signed as of March 29, 2022, by its Secretary, Lloyd Spencer.

DEEP GREEN WASTE & RECYCLING

By:	/s/ Lloyd Spencer
Lloyd Spencer
Corporate Secretary